May 9, 2007

DREYFUS PREMIER GNMA FUND, INC Supplement to Prospectus dated December 18, 2006

The following information supplements the information contained in the “Goal/Approach” section of the fund’s Prospectus:

The fund may enter into forward contracts and swap agreements, such as interest rate swaps and credit default swaps. Swap Agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular credits. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The following information supplements the information contained in the “Main Risks — Derivatives risk” section of the fund’s Prospectus:

Derivatives risk. In addition to investing in mortgage-related securities, such as CMOs and stripped mortgage-backed securities, the fund may use other derivative instruments, such as options, futures, and options on futures (including those relating to interest rates), forward contracts, swaps (including credit default swaps on mortgage-related and asset-backed securities), options on swaps, and other credit derivatives. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

Additionally, some derivatives the fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the under-
lying security, index, futures contracts, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its pur-
chase of derivative instruments.

PGNM-S0507A